UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2009

___________

CITIZENS BANCORP OF VIRGINIA, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-50576 (Commission File Number)	20-0469337 (I.R.S. Employer Identification No.)

126 South Main Street Blackstone, Virginia (Address of principal executive offices)	23824 (Zip Code)

Registrant’s telephone number, including area code: (434) 292-7221

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2009, the board of directors of Citizens Bancorp of Virginia, Inc. (the “Company”) elected Mr. Timothy Ray Tharpe as a new director of the Company. Mr. Tharpe’s term will expire at the Annual Meeting in May 2010. The Board anticipates naming Mr. Tharpe to serve on one or more committees of the Board but at the time of this Form 8-K has not determined to which committees he will be named. The Company will file an amendment to this Form 8-K naming the committee(s) once it is determined.

Mr. Tharpe, who is 42, is vice president and manager of J.R. Tharpe Trucking Co. Inc. located in Burkeville, Virginia. J.R. Tharpe Trucking owns and operates a variety of dump trucks and dump trailers licensed for Virginia, West Virginia, Maryland, North Carolina and Washington, D.C. The company primarily provides hauling services to residential and commercial customers in the Mid-Atlantic region. The company is a family-owned business, founded in 1971 by Mr. James Tharpe.

Consistent with the compensation policies applicable to the Company’s non-employee directors, Mr. Tharpe will be eligible to receive an annual retainer fee of $3,600 plus a fee of $600 for each meeting of the Board and $300 for each committee meeting he attends.

The Company issued a press release on December 22, 2009 announcing the election of Mr. Tharpe, a copy of which is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.

Item 8.01	Other Events

On December 22, 2009, the Registrant issued a press release announcing the declaration of a $0.17 per share cash dividend to all shareholders of record on January 4, 2010 and payable on January 14, 2010. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 22, 2009 announcing appointment of Timothy Ray Tharpe as a director.

99.2	Press Release dated December 22, 2009 announcing quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCORP OF VIRGINIA, INC.
(Registrant)

Date: December 22, 2009	By:	/s/ Joseph D. Borgerding
Joseph D. Borgerding
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 22, 2009 announcing appointment of Timothy Ray Tharpe as a director.

99.2	Press Release dated December 22, 2009 announcing quarterly dividend.